                                                   Filed Pursuant to Rule 497(c)
                                                    Registration Nos.: 333-39133
                                                                        811-8461



PROSPECTUS
January 31, 2000

                                     [Logo]
                             GRAND PRIX FUNDS, INC.

                                 GRAND PRIX FUND

                             Wilton Executive Campus
                            15 River Road, Suite 220
                            Wilton, Connecticut 06897
                        1-800-307-4880 (Fund Information)
                      1-800-432-4741 (Account Information)
                         Website: www.grandprixfund.com
                               Fund Symbol: GPFFX



--------------------------------------------------------------------------------


         The investment objective of the Grand Prix Fund (the "Fund") is capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks of companies that exhibit fast earnings growth and are rising in price. Target Holdings Corporation, doing business as Target Investors, Inc. (the "Advisor"), believes that the use of this momentum strategy has the potential for higher returns than other investment strategies.

         This Prospectus contains information you should consider before you invest in the Fund. Please read this Prospectus carefully and keep it for future reference.

--------------------

         THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[Photo of Bob Zuccaro]                 Nationally acclaimed portfolio manager
                                       with 30 years of investment experience
                                       managing money through 7 bull markets,
                                       6 bear markets, and 5 recessions. Former
                                       President and portfolio manager of the
                                       Axe-Houghton Stock Fund.


Portfolio Manager
Bob Zuccaro, CFA


                                TABLE OF CONTENTS
-------------------------------------------------------------------------------

SUMMARY.......................................................................3


PERFORMANCE...................................................................4


FUND FEES AND EXPENSES........................................................5


INVESTMENT OBJECTIVE..........................................................6


IMPLEMENTATION OF INVESTMENT OBJECTIVE........................................7


FUND MANAGEMENT...............................................................8


OPENING AN ACCOUNT............................................................9


FINANCIAL HIGHLIGHTS.........................................................15


VALUATION OF FUND SHARES.....................................................16


DISTRIBUTION AND SHAREHOLDER SERVICING PLANS.................................16


DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT......................17


ADDITIONAL INFORMATION.......................................................18

PURCHASE APPLICATION                 INSIDE BACK COVER

                                     SUMMARY
--------------------------------------------------------------------------------

->WHAT IS THE GOAL OF THE FUND?

         The Fund's goal is capital appreciation. This goal is sometimes referred to as the investment objective. The Fund attempts to achieve this goal by choosing investments that the Advisor believes have the potential for growth. The Fund will trade actively to try to increase returns. The Advisor will not consider dividend or interest income in the selection of investments. See "Investment Objective."

->WHAT WILL THE FUND INVEST IN?

         The Fund invests primarily in common stocks of companies which the Advisor characterizes as "growth" companies. The Advisor selects common stocks without regard to a company's market capitalization, so the Fund's investments may be in companies that have small, medium or large market capitalizations. The Fund may also invest a limited amount of assets in short-term money market securities. For more information, see "Implementation of Investment Objective."

->IS THE FUND AN APPROPRIATE INVESTMENT FOR ME?

         The Fund is suitable for long-term investors only. The Fund is not a short-term investment vehicle. An investment in the Fund may be appropriate for you if:

         - your goal is capital appreciation;

         - you want to allocate some portion of your long-term investments to aggressive equity investing;

         - you have no immediate financial requirements for this investment;

         - you are willing to accept a high degree of volatility; and

         - you have the financial ability to undertake greater risk in exchange for the possibility to realize greater financial gains in the future.

->WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

         The main risks of investing in the Fund are:

         - STOCK MARKET RISK: Equity mutual funds like the Fund are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Fund is likely to decline in value. Stocks are generally more volatile than bonds.

         - STOCK SELECTION RISK: The stocks selected by the Advisor may decline in value or not increase in value when the stock market in general is rising.

         - LIQUIDITY RISK: The Advisor may not be able to sell stocks at an optimal time or price.

         - NON-DIVERSIFICATION RISK: The Fund may invest a relatively large amount of assets in a few companies which may increase volatility.

         - LEVERAGING RISK: The Fund may borrow money to purchase investments. Leverage is a speculative technique that provides the opportunity for greater total return but also involves risks. If the Fund's return on its investment from a borrowing is lower than the interest rate on the borrowed funds, the Fund's return will be lower than if the Fund had not borrowed money.

         - SHORT-TERM TRADING RISK: The Fund trades actively and frequently. You may realize taxable capital gains as a result of such frequent trading of the Fund's assets and the Fund will incur transaction costs in connection with buying and selling securities. Tax and transaction costs lower the Fund's effective return for investors.

         You should be aware that you may lose money by investing in the Fund.

                                   PERFORMANCE
--------------------------------------------------------------------------------

         The performance information that follows gives you some indication of the risks of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year and since inception compare with those of a broad measure of market performance. Please remember that the Fund's past performance does not reflect how the Fund may perform in the future.

                   CLASS A SHARES CALENDAR YEAR TOTAL RETURNS



                                  [BAR GRAPH]



                                 CLASS A SHARES
                        BEST AND WORST QUARTERLY RETURNS

             BEST                                        WORST

            90.18 %                                     2.25 %
      (4th quarter, 1999)                         (2nd quarter, 1999)


              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999


   Fund                        One Year                  Since Inception
   ----                        --------                  ----------------
  Class A                       134.78%                 123.04% (12/31/97)
  S&P 500 Index*                 21.04%                  24.75% (12/31/97)
  Class C                        N/A                    113.48% (8/05/99)**
  S&P 500 Index*                 N/A                     13.15% (8/05/99)**


* The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market.
** Not annualized.

         Please note that the returns presented in the chart entitled "Class A Shares Calendar Year Total Returns" and in the table entitled "Class A Shares Best and Worst Quarterly Returns" do not reflect the 5.25% maximum sales charge imposed on the Fund's Class A shares. If this sales charge was reflected, the returns would be less than those shown. The returns presented in the "Average Annual Total Returns as of December 31, 1999" table do, however, reflect this sales charge.


                             FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

         The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (fees paid directly from your investment)(1)



                                                                                            Class A      Class C
                                                                                            -------      -------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)....    5.25%(2)     1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   (as a percentage of offering price)..................................................    None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)(3)

Management Fees.........................................................................    1.00%        1.00%
Rule 12b-1 (Distribution and Service) Fees..............................................    0.25%        1.00%
Other Expenses..........................................................................    0.75%(4)     0.75%(5)
Total Annual Fund Expenses..............................................................    2.00%        2.75%

Fee Waiver/Expense Reimbursement........................................................    0.25%(4)     0.25%(5)

Net Expenses............................................................................    1.75%        2.50%
------------

(1) A $25 fee will be charged for returned checks or electronic funds transfers. If you redeem shares by wire, you will be charged a $12 fee. For additional information, see "Opening an Account."

(2) Certain investors are exempt from paying some or all of this sales load. For more information, see "Opening an Account."

(3) Fund operating expenses are deducted from Fund assets before computing the daily share price or making distributions. As a result, they will not appear on your account statement, but instead reduce the amount of total return you receive.

(4) Pursuant to an expense cap agreement dated February 26, 1999, as amended August 2, 1999, between the Advisor and the Fund, the Advisor has contractually agreed to limit the total operating expenses of the Fund's Class A shares to an annual rate of 1.72% of the Fund's average net assets attributable to the Class A shares until February 29, 2000. From February 29, 2000 until February 28, 2002, the Advisor has contractually agreed to limit the Class A total operating expenses to an annual rate of 1.75%. After such date, the expense limitation may be terminated or revised at any time. "Other expenses" are presented before any waivers or reimbursements.

(5) Pursuant to an expense cap agreement dated August 2, 1999 between the Advisor and the Fund, the Advisor has contractually agreed to limit the total operating expenses of the Fund's Class C shares to an annual rate of 2.47% of the Fund's average net assets attributable to the Class C shares until February 29, 2000. From February 29, 2000 until February 28, 2002, the Advisor has contractually agreed to limit the Class C total operating expenses to an annual rate of 2.50%. After such date, the expense cap may be terminated or revised at any time. "Other expenses" are presented before any waivers or reimbursements.

                                     EXAMPLE

         The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you have a 5% return each year and that each class's total annual operating expenses remain the same each year. Please note that the one-year numbers are based on each class's net expenses resulting from the expense cap agreements described above. The three-, five- and ten- year numbers are based on the Fund's expenses before any waivers or reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:


                                                 Class A (1)       Class C (2)
                                                 -----------       -----------
                                    1 year          $  694           $  351
                                    3 years         $1,072           $  896
                                    5 years         $1,500           $1,492
                                    10 years        $2,686           $3,106


-------------------

(1) The 5.25% maximum sales charge imposed on purchases of Class A shares is reflected in the Example.

(2) The 1.00% sales charge imposed on purchases of Class C shares is reflected in the Example.


                              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

         The Fund's investment objective is capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks of companies which the Advisor characterizes as "growth" companies. The Fund may invest in companies of all sizes.

         The Advisor focuses on companies which exhibit fast earnings growth and are rising in price. Companies considered by the Advisor as "growth" companies are often in the same or related market sectors. One sector, however, like technology, may include various industries, like networking, telecommunications, software, semiconductors or voice-processing. Thus, the Fund may be heavily invested in one sector, while being diversified among several industries and may take relatively large positions in a single issuer. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single sector, industry or issuer. This may increase the Fund's volatility.

         In identifying securities for the Fund, the Advisor uses a computer-driven model. In the research process, the Advisor screens for certain fundamental and quantitative attributes that it believes a security should have for the Fund to invest in it, including:

         -    projected earnings growth of at least 20%;

         -    top 10% relative price strength; and

         -    projected positive earnings surprises of at least 5%.

The Advisor values securities by assigning scores to them based on such factors and ranks the securities accordingly. Pursuant to that ranking, the Advisor constructs a list of securities for the Fund and purchases the highest ranking securities for its portfolio. The Advisor rescores stocks and rebalances the portfolio weekly according to the highest ranked scores.

         The Advisor will sell a stock when the price has deteriorated significantly or other securities are a better value. As a means to increase returns, the Fund expects to trade actively and frequently. The annual portfolio turnover rate could range from 300% to 600%, but generally will not exceed 800%. The annual portfolio turnover rate indicates changes in the Fund's securities holdings; generally if all the securities in the Fund at the beginning of an annual period are replaced by the end of the period, the turnover rate would be 100%. You may realize taxable capital gains as a result of such frequent trading of the Fund's assets and the Fund will incur transaction costs in connection with buying and selling securities. Tax and transaction costs lower the Fund's effective return for investors.

         Under normal market conditions, the Fund expects to be fully invested with at least 95% of its assets in equity securities. Pending investment or to pay redemption requests and Fund expenses, the Fund may hold a portion of its assets in short-term money market securities and cash. The Fund may also invest a limited amount of assets in American Depositary Receipts.



                     IMPLEMENTATION OF INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

         In implementing its investment objective, the Fund may invest in the following securities and use the following investment techniques. Some of these securities and investment techniques involve special risks, which are described below and in the Fund's SAI.

COMMON STOCKS AND OTHER EQUITY SECURITIES

         The Fund will invest in common stocks and other equity securities. Other equity securities may include depositary receipts and warrants and other securities convertible or exchangeable into common stock. Common stocks are units of ownership of a corporation. Equity mutual funds like the Fund are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Fund is likely to decline in value. Increases or decreases in the value of stocks are generally greater than for bonds or other debt instruments. In addition, the stocks selected by the Advisor may decline in value or not increase in value when the stock market in general is rising.

UNSEASONED COMPANIES

         The Fund may invest up to 10% of its total assets in securities of unseasoned companies. These are companies that have been in operation less than three years. The securities of such companies may have limited liquidity and the prices of such securities may be volatile.

NON-DIVERSIFICATION

         As a "non-diversified" fund, the Fund invests in a more limited number of companies than other mutual funds. The Fund may invest up to 50% of its total assets in the securities of as few as two companies, up to 25% each, so long as the Fund does not control the two companies or so long as the two companies are engaged in different businesses. The Fund may also invest the other 50% of its total assets in the securities of as few as 10 companies, up to 5% each, provided that the Fund does not own more than 10% of any company's outstanding voting stock. Non-diversification involves an increased risk of loss to the Fund if the market value of a security declines.

         The Fund may invest in fewer than 25 companies. As a result, the volatility of investment performance may increase and the Fund could incur greater losses than mutual funds that invest in a greater number of companies.

TEMPORARY STRATEGIES

         Prior to investing the proceeds from sales of Fund shares, to meet ordinary daily cash needs, and to respond to adverse market, economic, political or other conditions, the Advisor may hold cash and/or invest up to 35% of the Fund's total assets in short-term fixed-income securities issued by private and governmental institutions. Short-term fixed income securities include:

         -    Short-term U.S. government securities;

         -    Certificates of deposit;

         -    Bank time deposits;

         -    Bankers' acceptances;

         -    Commercial paper and commercial paper master notes;

         -    Repurchase agreements; and

         -    Other short-term fixed-income securities.

If these temporary strategies are used for responding to adverse market, economic, political or other conditions, it is impossible to predict when or for how long the Advisor may employ these strategies for the Fund. To the extent the Fund engages in this temporary strategy, the Fund may not achieve its investment objective.

ADRS

         The Fund may invest up to 20% of its net assets in American Depositary Receipts ("ADRs") or other foreign instruments denominated in U.S. dollars. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing. Although the Fund's investments will be denominated in U.S. currency, the underlying foreign securities will be denominated in foreign currency. Accordingly, the value of the Fund's assets will increase or decrease in response to fluctuations in the value of those foreign currencies.



                                 FUND MANAGEMENT
--------------------------------------------------------------------------------

MANAGEMENT

         The Fund has entered into an Investment Advisory Agreement with the Advisor under which the Advisor manages the Fund's investments and business affairs, subject to the supervision of the Fund's Board of Directors.

         ADVISOR

         Target Investors, Inc. (the "Advisor"), 15 River Road, Suite 220, Wilton, Connecticut 06897, is a Florida corporation. The Advisor has been serving clients since 1983. As of December 31, 1999, the Advisor managed approximately $700 million for individual and institutional clients. Under the Investment Advisory Agreement, the Fund pays the Advisor an annual management fee of 1.00% of the Fund's average daily net assets. The advisory fee is accrued daily and paid monthly. Pursuant to an expense cap agreement, the Advisor agreed to limit the Fund's operating expenses to an annual rate of 1.72% of the Fund's average daily net assets attributable to the Class A shares and 2.47% of the Fund's average daily net assets attributable to the Class C shares until February 29, 2000. From February 29, 2000 to February 28, 2002, the Advisor has contractually agreed to limit the Class A total operating expenses to an annual rate of 1.75% and the Class C total operating expenses to an annual rate of 2.50%. After such date, the Advisor may voluntarily waive all or a portion of its management fee and/or reimburse certain Fund expenses without further notification of the commencement or termination of such waiver or reimbursement. Any waivers or reimbursements will have the effect of temporarily lowering the Fund's overall expense ratio and increasing the Fund's overall return to investors. Under the Investment Advisory Agreement, not only is the Advisor responsible for management of the Fund's assets, but also for portfolio and brokerage transactions.

         PORTFOLIO MANAGER

         President of the Advisor since 1983, Robert Zuccaro received a Bachelor's Degree from the University of Bridgeport in 1965 and a Master's in Business Administration from Pace University in 1968. Mr. Zuccaro entered the investment management business in 1967 as an analyst with the Value Line Survey. Prior to founding the Advisor in 1983, Mr. Zuccaro spent six years with Axe-Houghton, where he was President and a Director of Axe-Houghton Stock Fund and Vice President and Director of Portfolio Management of E.W. Axe & Co. Mr. Zuccaro is a Chartered Financial Analyst and has more than 30 years of experience in the investment business.

CUSTODIAN

         Firstar Bank, N.A., 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, acts as custodian of the Fund's assets.

TRANSFER AGENT AND ADMINISTRATOR

         Firstar Mutual Fund Services, LLC ("Firstar"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Fund (the "Transfer Agent") and as the Fund's administrator.

DISTRIBUTOR

         T. O. Richardson Securities, Inc., 2 Bridgewater Road, Farmington, Connecticut 06032-2256, a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (the "NASD"), acts as distributor of the Fund's shares (the "Distributor"). As compensation for its services, the Distributor may retain a portion of (i) the initial sales charge from purchases of Fund shares and (ii) the Rule 12b-1 fees. The Distributor may pay all or a portion of its fee to registered dealers who sell Fund shares, pursuant to a written dealer agreement. The Distributor may pay Rule 12b-1 fees to persons entering into 12b-1 related agreements. Such persons may include the Advisor. The Distributor and the Advisor, at their own expense, may also periodically sponsor programs that offer additional compensation in connection with the sale of Fund shares. In some circumstances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of Fund shares.


                               OPENING AN ACCOUNT
--------------------------------------------------------------------------------

CHOOSING A CLASS

         The Fund offers two classes of shares: Class A and Class C. Each Class has its own cost structure.


                         CLASS A                                          CLASS C
                         -------                                          -------
          -  Maximum front-end sales charge of          -  Maximum front-end sales charge of 1.00%.
             5.25% with break points and certain
             exceptions.

          -  Distribution and service fees equal to     -  Distribution and service fees equal to
             0.25% of average net assets.                  1.00% of average net assets.



PURCHASING SHARES

         IN GENERAL. Fund shares may be purchased through any dealer that has entered into a sales agreement with the Distributor, or through the Distributor directly. The Transfer Agent may also accept purchase applications.

         CLASS A SHARES. Class A shares are offered and sold on a continual basis at the next offering price (the "Offering Price"), which is the sum of the net asset value per share (next computed following receipt of a purchase request in good order by a dealer, the Distributor or the Transfer Agent, as the case may be) and the sales charge as set forth below. See "Valuation of Fund Shares." No sales charge is imposed on the reinvestment of dividends or capital gains. The sales charge imposed on purchases of Class A shares is as follows:


                                                     Total Sales Charge
                                          ---------------------------------------


                                                       As a Percentage              As a Percentage
                Your Investment                       of Offering Price            of Your Investment
                ---------------                       -----------------            ------------------
     Less than $50,000                                      5.25%                         5.54%
     $50,000 but less than $100,000                         4.50%                         4.71%
     $100,000 but less than $250,000                        3.50%                         3.63%
     $250,000 but less than $500,000                        2.50%                         2.56%
     $500,000 but less than $1,000,000                      2.00%                         2.04%
     $1,000,000 or more                                     1.00%                         1.01%




         Class A shares are also subject to Rule 12b-1 fees in an aggregate amount of 0.25% of the average daily net assets of the Fund attributable to the Class A shares. See "Distribution and Shareholder Servicing Plans."

         CLASS C SHARES. Class C shares are offered and sold on a continual basis at the next Offering Price, which is the sum of the net asset value per share (next computed following receipt of a purchase request in good order by a dealer, the Distributor or the Transfer Agent, as the case may be) and the 1.00% initial sales charge. See "Valuation of Fund Shares." No sales charge is imposed on the reinvestment of dividends or capital gains. Class C shares are also subject to Rule 12b-1 fees in an aggregate amount of 1.00% of the average daily net assets of the Fund attributable to the Class C shares. See "Distribution and Shareholder Servicing Plans."

SALES CHARGE WAIVERS

         The following investors may purchase Class A shares at net asset value without the imposition of any sales charge:

         - certain retirement plans, such as profit-sharing, pension, 401(k) and simplified employee pension plans (SEPs and SIMPLEs), subject to minimum requirements with respect to the amount of purchase (minimum of at least $250,000);

         - beneficial owners of wrap accounts who are clients of registered broker-dealers having a selling or service agreement with the Distributor;

         - clients of fee-only financial planners or fee-only registered investment advisors and financial planners or investment advisors who have entered into an agreement with the Distributor or Advisor for clients participating in comprehensive fee programs;

         -   owners of private accounts managed by the Advisor;

         -   persons who owned Fund shares on November 30, 1998;

         - persons who sell Fund shares, invest the proceeds in the Firstar Money Market Funds and subsequently reinvest in the Fund;

         - directors, officers and full-time employees of the Fund, the Distributor, Firstar and affiliates of such companies (including the Advisor) and spouses and family members of such persons; and

         - registered broker-dealers who have entered into a selling or service agreement with the Distributor for their investment account only, and registered personnel and employees of such broker-dealers.


         Certain investors may purchase Class A shares at a reduced sales charge. For additional information on sales charge reductions for Class A shares, please see the SAI or call the Fund at 1-800-307-4880.

         MINIMUM INVESTMENT.  Required minimum investments are as follows:



                                                                     ADDITIONAL
                                               INITIAL MINIMUM         MINIMUM
         TYPE OF ACCOUNT                         INVESTMENT          INVESTMENT
         ---------------                       ---------------       ----------

         Regular                                   $5,000              $1,000
         Automatic Investment Plan                 $5,000              $  250
         Gift to Minors                            $5,000              $1,000
         IRAs                                      $5,000              $1,000


         The Fund reserves the right to reject any order for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares. The required minimum investments may be waived by the Fund at any time.

     OPENING AN ACCOUNT BY MAIL. Please complete the Purchase Application. You may duplicate any application or you can obtain additional copies of the Purchase Application from the Fund by calling 1-800-307-4880.

         Your completed Purchase Application should be mailed to:

                  Grand Prix Funds, Inc.
                  P.O. Box 701
                  Milwaukee, WI  53201-0701

         To purchase shares by overnight or express mail, please use the following street address:

                  Grand Prix Funds, Inc.
                  c/o Firstar Mutual Fund Services, LLC
                  Third Floor
                  615 East Michigan Street
                  Milwaukee, WI  53202

         All applications must be accompanied by payment in the form of a check made payable to "Grand Prix Funds." All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. Payment may be delayed for up to 12 calendar days on redemption requests for recent purchases made by check in order to ensure that the check has cleared. If you contemplate redeeming your investment shortly after purchase, you should purchase the shares by wire as discussed below.

         OPENING AN ACCOUNT BY WIRE. You may make purchases by direct wire transfers. To ensure proper credit to your account, please call the Fund at 1-800-432-4741 for instructions. A Purchase Application must be submitted prior to or at the time of wiring funds. Funds should be wired through the Federal Reserve System as follows:

                  Firstar Bank, N.A.
                  A.B.A. Number:  075000022
                  For credit to: Firstar Mutual Fund Services, LLC Account Number: 112-952-137
                  For further credit to:  Grand Prix Funds, Inc.
                  (investor account number)
                  (name or account registration)
                  (Social Security or Taxpayer Identification Number)

         A Purchase Application must be received by the Fund to establish privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Fund receives a properly completed and executed purchase application. The Fund reserves the right to refuse a telephone transaction if it believes it advisable to do so. If you have any questions, please call the Fund at 1-800-432-4741.

         ADDING TO AN ACCOUNT BY MAIL. When adding to an account by mail, you should send your check to the Fund, together with a subsequent investment slip from a recent statement. If an investment slip is unavailable, you should send a signed note giving the full name of the account and the account number. See "Additional Purchase Information" for more information regarding purchases made by check or electronic funds transfer.

         ADDING TO AN ACCOUNT BY ELECTRONIC FUNDS TRANSFER. You may also make additional investments by telephone or in writing through electronic funds transfers if you have previously selected this service. By selecting this service, you authorize the Fund to draw on your preauthorized bank account as shown on the records of the Fund and receive the proceeds by electronic funds transfer. Electronic funds transfers may be made commencing 13 business days after receipt by the Fund of your request to adopt this service. This time period allows the Fund to verify your bank information. Investments made by electronic funds transfer in any one account must be in an amount of at least $1,000 and will be effective at the Offering Price next computed after receipt by the Fund of the proceeds from your bank account, which is typically the same day. See "Additional Purchase Information" for more information. Changes to bank information must be made in writing and signed by all registered holders of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the NASD or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. To select this service, please call the Fund at 1-800-307-4880 for the necessary form and instructions.

         ADDING TO AN ACCOUNT BY WIRE. For additional investments made by wire transfer, you should use the wiring instructions listed previously. Be sure to include your account number. Wired funds are considered received in good order on the day they reach the Fund's bank account by the Fund's cut-off time for purchases and all required information is provided in the wire instructions. The wire instructions will determine the terms of the purchase transaction.

         AUTOMATIC INVESTMENT PLAN. You may make purchases of shares of the Fund automatically on a regular basis ($250 minimum per transaction). You must meet the Fund's minimum initial investment of $5,000 before the Automatic Investment Plan ("AIP") may be established. You may adopt the AIP at the time an account is opened by completing the appropriate section of the Purchase Application. The sales charge for Class A shares will be reduced to 1% for those persons who adopt the AIP. You may obtain an application to establish the AIP after an account is opened by calling the Fund at 1-800-307-4880. For additional information on the AIP, please see the SAI.

         INDIVIDUAL RETIREMENT ACCOUNTS. You may invest in the Fund by establishing a tax-sheltered individual retirement account ("IRA"). The Fund offers the Traditional IRA, Roth IRA, SEP-IRA and SIMPLE IRA. For additional information on IRA options, please see the SAI.

         PURCHASING SHARES THROUGH OTHER BROKER-DEALERS. If you choose to purchase Fund shares through a securities dealer that has not entered into a sales agreement with the Distributor, you may also pay a transaction fee, as determined by the dealer. That fee will be in addition to the sales charge payable by you upon purchase of such shares.

         ADDITIONAL PURCHASE INFORMATION. Payment may be delayed for up to 12 calendar days on redemption requests for recent purchases made by check in order to ensure that the check has cleared. This delay allows the Fund to verify that proceeds used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss. The Fund will charge a $25 service fee against your account for any check or electronic funds transfer that is returned for any reason and your purchase will be canceled. You may also be responsible for any losses suffered by the Fund as a result.

         When you open an account, you are automatically provided with the privilege to initiate telephone redemptions. If you have any questions as to how to waive this privilege, or how to add or delete a privilege after an account is established, please call the Fund at 1-800-432-4741. Generally, after the account has been established, a request to authorize, waive, add or delete a privilege must be in writing and signed by each registered holder of the account with signatures guaranteed by a commercial bank or trust company in the United States, a member of the NASD or other eligible guarantor institution. A Notary Public is not an acceptable guarantor. For a more detailed discussion of the rights, responsibilities and risks of telephone transactions, please refer to "Redeeming by Telephone."

         In order to relieve you of responsibility for the safekeeping and delivery of stock certificates, the Fund does not issue certificates.

MONEY MARKET EXCHANGE

         The Fund has established a program through which you can exchange shares of the Fund for shares of the Firstar Money Market Funds (the "Firstar Funds"). Exchange requests are available for exchanges of $1,000 or more. The Firstar Funds are no-load money market funds managed by an affiliate of Firstar. The Firstar Funds are unrelated to the Fund. However, the Advisor may be compensated by the Firstar Funds for servicing and related services. This exchange privilege is a convenient way to buy shares in money market funds. To use the exchange privilege you must first invest in the Fund. Before exchanging into the Firstar Funds, please read the applicable prospectus, which may be obtained by calling 1-800-307-4880. Firstar will charge a $5.00 fee for each exchange transaction that is executed via the telephone.

REDEEMING SHARES

         IN GENERAL. You may redeem shares of either class at any time; provided, however, that the Fund reserves the right to refuse any purchase following a redemption and may limit the amount involved. The price at which the shares will be redeemed is the net asset value per share next determined after proper redemption instructions are received by the Fund. See "Valuation of Fund Shares." There are no sales charges for the redemption of shares except that a fee of $12 is charged for each wire redemption. Depending upon the redemption price you receive, you may realize a capital gain or loss for federal income tax purposes.

         REDEEMING BY MAIL. To redeem shares by mail, simply send an unconditional written request to the Fund specifying the number of shares or dollar amount to be redeemed, the name(s) on the account registration and the account number. If the dollar amount requested to be redeemed is greater than the current account value, the entire account balance will be redeemed. A request for redemption must be signed exactly as the shares are registered. Each signature must be guaranteed by a commercial bank or trust company in the United States, a member firm of the NASD or other eligible guarantor institution if:

          - the proceeds are to be sent to a person other than the shareholder(s) of record;

          - the proceeds are to be sent to a location other than the address of record;

          - the redemption request is made within 30 days of an address change; or

          -    the redemption request is for $50,000 or more.

A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. Additional documentation is required for the redemption of shares held by persons acting pursuant to a Power of Attorney.

         The Fund will mail payment for redemption proceeds within seven days after it receives proper instructions for redemption. However, the Fund may delay payment on redemptions of recent purchases made by check until the Fund verifies that the check used to purchase Fund shares will not be returned due to insufficient funds. This is intended to protect the remaining investors from loss.

         REDEEMING BY TELEPHONE. You may redeem shares in an amount of $1,000 to $50,000, by calling the Fund at 1-800-432-4741. Proceeds redeemed by telephone will be mailed to your address, or wired or transmitted by electronic funds transfer to your preauthorized bank account as shown on the records of the Fund. A redemption request in excess of $50,000 must be made in writing and signed by each registered holder. If you make a redemption request within 30 calendar days after changing your address, the request must be in writing and signed by each registered holder of the account with signatures guaranteed. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR.

         A wire payment of redemption proceeds will normally be made in federal funds on the next business day. There is currently a $12 fee for each wire redemption. It will be deducted from your redemption proceeds. Electronically transferred funds will ordinarily arrive at your bank within two to three banking days after transmission. To change the designated account, send a written request with the signature(s) guaranteed to the Fund. Once the funds are transmitted, the time of receipt and the availability of the funds are not within the Fund's control. The Fund reserves the right to delay payment for a period of up to seven days after receipt of the redemption request.

         The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. Procedures for redeeming shares of the Fund by telephone may be modified or terminated by the Fund at any time. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Fund has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include: requesting verification of certain personal information; recording telephone transactions; confirming transactions in writing; and restricting transmittal of redemption proceeds to preauthorized designations. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Fund may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, you are liable for any loss for unauthorized transactions.

         You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact the Fund by telephone, you may also redeem shares by mailing the redemption request to: Grand Prix Funds, Inc., P.O. Box 701, Milwaukee, WI 53201-0701. If you wish to send the information via overnight delivery, you may send it to: Grand Prix Funds, Inc., c/o Firstar Mutual Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, WI 53202. Redemption requests made via fax will not be accepted by the Fund.

         REDEEMING SHARES THROUGH BROKER-DEALERS. You may be charged a fee if you redeem Fund shares through a broker-dealer.

         SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") allows you to make automatic withdrawals from your account at regular intervals. Redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust your account. If the amount remaining in your account is not sufficient to make a SWP payment, the remaining amount will be redeemed and the SWP will be terminated. Please see the SAI for more information.

         ADDITIONAL REDEMPTION INFORMATION. The Fund reserves the right to suspend or postpone redemptions during any period when: trading on the New York Stock Exchange (the "Exchange") is restricted, as determined by the SEC, or the Exchange is closed for other than customary weekend and holiday closing; the SEC has by order permitted such suspension; or an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

         Due to the relatively high cost of maintaining small accounts, if your account balance falls below the $5,000 minimum as a result of a redemption, you may be given a 60-day notice to reestablish the minimum balance. If this requirement is not met, your account may be closed and the proceeds sent to you.

         For redemption requests for corporate accounts, please see the SAI for more information.

REDEMPTION IN KIND

         The Fund has reserved the right to redeem in kind (i.e., in securities) any redemption request during any 90-day period in excess of the lesser of: (i) $250,000 or (ii) 1% of the net asset value of the class of shares being redeemed. Please see the SAI for more information.

SHAREHOLDER REPORTS AND INFORMATION

         The Fund will provide the following statements and reports:

         CONFIRMATION STATEMENTS. Except for AIP transactions, after each transaction that affects your account balance or account registration, you will receive a confirmation statement. Participants in the AIP will receive quarterly confirmations of all automatic transactions.

          ACCOUNT STATEMENTS. All shareholders will receive quarterly account statements. If you need additional copies of previous statements, you may order statements for the current and preceding year at no charge. Call 1-800-432-4741 to order past statements.

         FINANCIAL REPORTS. Financial reports are provided to shareholders semi-annually. Annual reports will include audited financial statements. To reduce Fund expenses, one copy of each report will be mailed to each Taxpayer Identification Number even though you may have more than one account in the Fund.


                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

         The financial highlights table is intended to help you understand the Fund's financial results for the period from December 31, 1997 (commencement of operations) to October 31, 1999. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.


                                                                           Class C Shares      Class A Shares
                                                       Class A Shares     August 5, 1999(1) December 31, 1997(1)
                                                         Year Ended            through            through
                                                      October 31, 1999    October 31, 1999   October 31, 1998
                                                      ----------------    ----------------   -----------------

Net asset value, beginning of period.............      $     14.42        $      20.55         $    10.00

Income from investment operations:
     Net investment loss.........................            (0.32)(2)           (0.13)(2)          (0.10)
     Net realized  and unrealized gains on investments       16.74                7.75               4.52


           Total from investment operations......            16.42                7.62               4.42
                                                      ------------        ------------         ----------


Less distributions from net realized gains ......................................           (2.63)              --               --
                                                                                       ----------        ---------        ---------

Net asset value, end of period ..................................................      $    28.21        $   28.17        $   14.42
                                                                                       ==========        =========        =========

Total return (3)(4) .............................................................          131.51%           37.08%           44.20%

Supplemental data and ratios:
     Net assets, end of period (000's) ..........................................      $   92,500        $   9,730        $   1,595
     Ratio of operating expenses to average net assets (5)                                   1.72%            2.47%            1.65%
     Ratio of interest expense to average net assets (5)                                     0.04%            0.19%             --
     Ratio of net investment loss to average net assets (5)                                (1.45)%           (2.41)%         (1.03)%
     Portfolio turnover rate (6) ................................................           764.3%           764.3%           521.6%

          ------------------------
         (1)  Commencement of operations.
         (2) Net investment loss per share represents net investment loss divided by the monthly average shares of beneficial interest outstanding.
         (3)  Not annualized.
         (4) The total return does not reflect the 5.25% and 1.00% front-end sales charge for the Class A and Class C Shares respectively.
         (5) Net of reimbursements and waivers. Without reimbursements and waivers, the ratio of operating expenses to average net assets for the Class A Shares for the periods ended October 31, 1999 and October 31, 1998 would have been 2.24% and 15.93%, respectively, and for the Class C Shares for the period ended October 31, 1999 would have been 3.14%. The ratio of net investment loss to average net assets for the Class A Shares for the periods ended October 31, 1999 and October 31, 1998 would have been (1.97)% and (15.31)%, respectively, and for the Class C Shares for the period ended October 31, 1999 would have been (3.08)%.
         (6) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                            VALUATION OF FUND SHARES
--------------------------------------------------------------------------------

         Net asset value is calculated using the fair value of the Fund's total assets, including interest or dividends accrued, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. The net asset value per share is determined as of the close of regular trading (generally 4:00 p.m. Eastern Time) on each day the Exchange is open for business. Net asset value is not determined on days the Exchange is closed for trading. The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order is placed or the request is received. In determining net asset value, expenses are accrued and applied daily and investments for which market quotations are readily available are valued at market value. Any investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.



                  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS
--------------------------------------------------------------------------------

         The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "12b-1 Plan") with respect to each class of shares, which authorizes it to pay the Distributor certain distribution and shareholder servicing fees. Under the Class A 12b-1 Plan, the Class A shares may be required to pay the Distributor a distribution and shareholder servicing fee of up to 0.25% of the Fund's average daily net assets attributable to the Class A shares. The Class C Plan provides that the Class C shares will be required to pay the Distributor (i) a distribution fee of 0.75% of the Fund's average daily net assets attributable to the Class C shares and (ii) a shareholder servicing fee of 0.25% of the Fund's average daily net assets attributable to the Class C shares. The 12b-1 Plan has the effect of increasing each class's expenses from what they would otherwise be. Because Rule 12b-1 fees are paid out of the Fund's net assets on an ongoing basis, over time these fees will increase the cost of your investment and could cost long-term investors of the Fund more than paying other types of sales charges. For additional information on the 12b-1 Plans, please see the SAI.



             DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT
--------------------------------------------------------------------------------

         For federal income tax purposes, all dividends and distributions of net realized short-term capital gains you receive from the Fund are taxable as ordinary income, whether reinvested in additional shares or received in cash, unless you are exempt from taxation or entitled to a tax deferral. Distributions of net realized long-term capital gains you receive from the Fund, whether reinvested in additional shares or received in cash, are taxable as a capital gain. The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. The Fund expects that, because of its investment objective, its distributions will consist primarily of long- and short-term capital gains. You will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

         The Fund intends to pay dividends from net investment income annually and to distribute all net realized capital gains at least annually. In addition, the Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains. Please note, however, that the objective of the Fund is capital appreciation, not the production of distributions. You should measure the success of your investment by the value of your investment at any given time and not by the distributions you receive.

         When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing net asset value unless you specifically request that either dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to the Fund at Grand Prix Funds, Inc., P.O. Box 701, Milwaukee, WI 53201-0701. The election is effective for distributions with a dividend record date on or after the date on which the Fund receives notice of the election.

         If you do not furnish the Fund with your correct social security number or taxpayer identification number, the Fund is required by current federal law to withhold federal income tax from your distributions (including applicable Fund share reinvestments) and redemption proceeds at a rate of 31%.

         An exchange of Fund shares for shares of the Firstar Funds pursuant to the Fund's exchange privilege is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. An exchange is not a tax-free transaction.

         This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

DIRECTORS

      Robert Zuccaro
      Mary Jane Boyle
      Edward F. Ronan, Jr.
      Dennis K. Waldman

OFFICERS

      Robert Zuccaro, President
      Mary Jane Boyle, Vice-President and Treasurer
      Andrea Romstad, Vice-President and Secretary

INVESTMENT ADVISOR

      TARGET HOLDINGS CORPORATION, D.B.A. TARGET INVESTORS, INC.
      15 River Road, Suite 220
      Wilton, Connecticut  06897

CUSTODIAN

      FIRSTAR BANK, N.A.
      777 East Wisconsin Avenue
      Milwaukee, Wisconsin  53202

ADMINISTRATOR AND TRANSFER AGENT

      FIRSTAR MUTUAL FUND SERVICES, LLC

      FOR OVERNIGHT DELIVERIES, USE:          FOR REGULAR MAIL DELIVERIES, USE:
      Grand Prix Funds, Inc.                  Grand Prix Funds, Inc.
      c/o Firstar Mutual Fund Services, LLC   P.O. Box 701
      Third Floor                             Milwaukee, WI  53201-0701
      615 East Michigan Street
      Milwaukee, Wisconsin 53202

INDEPENDENT AUDITORS

      ERNST & YOUNG LLP
      111 East Kilbourn Avenue
      Milwaukee, Wisconsin  53202

DISTRIBUTOR

      T. O. RICHARDSON SECURITIES, INC.
      2 Bridgewater Road
      Farmington, Connecticut  06032-2256

LEGAL COUNSEL

      GODFREY & KAHN, S.C.
      780 N. Water Street
      Milwaukee, Wisconsin  53202

         The SAI contains additional information about the Fund. Additional information about the Fund's investments is contained in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI, which is incorporated by reference into this Prospectus, annual reports and semi-annual reports are available without charge upon request to the address or toll-free telephone number noted in this Prospectus. These documents may also be obtained from certain financial intermediaries, including the Distributor, who purchase and sell Fund shares. Shareholder inquiries and requests for other information about the Fund can be directed to the Fund at the address and toll-free telephone numbers in this Prospectus.

         Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet Website located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by emailing or writing the Public Reference Section of the SEC at publicinfo@sec.gov or Washington, D.C. 20549-0102.

         The Fund's 1940 Act File Number is 811-8461.